SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of report:
                                  June 28, 2001
                        Date of earliest event reported:
                                  June 28, 2001



                              DIANON Systems, Inc.
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             (Exact name of registrant as specified in its charter)



             Delaware                    000-19392              06-1128081
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   (State or other jurisdiction       (Commission File       (I.R.S. Employer
        of incorporation)                 Number)          Identification No.)



      200 Watson Boulevard, Stratford, Connecticut                06615
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        (Address of principal executive offices)                (Zip Code)



               Registrant's telephone number, including area code
                                 (203) 381-4000



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         (Former name or former address, if changed since last report.)

Item 5.           Other Events.


On June 28, 2001, DIANON Systems, Inc. ("Dianon") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") with UroCor, Inc. ("UroCor") and UroCor Acquisition Corp., a direct wholly-owned subsidiary of Dianon (the "Merger Sub"). Pursuant to the Merger Agreement, Merger Sub shall be merged with and into UroCor with UroCor continuing as the surviving corporation and a wholly-owned subsidiary of Dianon (the "Merger"). The Merger is subject to, among other things, regulatory approval and approvals by Dianon's and UroCor's stockholders.

The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and such Exhibit is incorporated herein by reference.

On June 28, 2001, Dianon issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the Merger.

This Current Report on Form 8-K contains or incorporates by reference forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Dianon with the Securities and Exchange Commission, which identify important risk factors that could cause actual results to differ from those contained in any forward-looking statements.

Item 7(c).  Exhibits.

      2.1 Agreement and Plan of Merger, dated June 28, 2001, among DIANON, Systems, Inc., UroCor, Inc. and UroCor Acquisition Corp.

      99.1  Press release of Dianon, dated June 28, 2001.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIANON Systems, Inc.

Date:  June 28, 2001                   /s/ David R. Schreiber
                                       -----------------------------------------
                                       Name:   David R. Schreiber
                                       Title:  Senior Vice President, Finance
                                               and Chief Financial Officer
                                               (Principal Financial Officer
                                               and Principal Accounting Officer)



                                  EXHIBIT INDEX

Exhibit 2.1 Agreement and Plan of Merger, dated June 28, 2001, among DIANON, Systems, Inc., UroCor, Inc. and UroCor Acquisition Corp.

Exhibit 99.1  Press release of Dianon, dated June 28, 2001.